EXHIBIT 99.1

                                 BARCLAYS BANK PLC
                             THE CHASE MANHATTAN BANK
                     MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                              NATIONSBANK OF TEXAS, N.A.
                              THE TORONTO-DOMINION BANK

                                                               July 11, 1997

                                 Nextel Finance Company
                                   Tranche E Facility
                                    Commitment Letter

Nextel Finance Company
1505 Farm Credit Drive
Suite 100
McLean, Virginia  22102

Attention:        Steven Shindler
                  Vice President and Chief
                    Financial Officer

Ladies and Gentlemen:

     You have advised Barclays Bank PLC ("Barclays"), BZW, the investment banking division of Barclays ("BZW"), The Chase Manhattan Bank ("Chase"), Chase Securities Inc. ("CSI"), Morgan Guaranty Trust Company of New York ("Morgan"), J.P. Morgan Securities Inc. ("JPMSI"), NationsBank of Texas, N.A. ("NationsBank"), NationsBanc Capital Markets, Inc. ("NCMI"), The Toronto-Dominion Bank ("Toronto Dominion" and, together with Barclays, Chase, Morgan and NationsBank, the "Initial Lenders") and TD Securities (USA), Inc. ("TDSI" and, together with BZW, CSI, JPMSI and NCMI, the "Arrangers") that Nextel Finance Company (the "Borrower"), a Delaware corporation and a wholly-owned subsidiary of Nextel Communications, Inc. ("NCI"), wishes to have made available to it the additional credit facility in the amount of $250,000,000 contemplated by Section 7.01(f) of the Credit Agreement dated as of September 27, 1996 (as modified and supplemented and in effect on the date hereof, the "Credit Agreement") between the Borrower, the Restricted Companies named therein, the lenders named therein, Toronto Dominion (Texas) Inc., as Administrative Agent, and Chase, as Collateral Agent,

BII\82140_6

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                                                                      2

and designated "Tranche E Loans" under the Credit Agreement (capitalized terms used in this Commitment Letter that are defined in the Credit Agreement are used herein as so defined). Such additional credit facility is herein called the "Tranche E Facility". The proceeds of the Tranche E Facility will be used for working capital and other general corporate purposes (including capital expenditures) and, at the Borrower's election, to repay a portion of the Revolving Credit Loans under the Credit Agreement and the "Tranche B Loans" under and as defined in the Vendor Financing Agreement. In that connection, you have requested that the Arrangers agree to structure, arrange and syndicate the Tranche E Facility, and that each of the Initial Lenders commit to provide a portion of the Tranche E Facility.

     The Arrangers are pleased to advise you that they are willing to act as the exclusive advisors and arrangers for the Tranche E Facility.

     Furthermore, each of the Initial Lenders is pleased to advise you of its respective commitment to provide up to $50,000,000 of the Tranche E Facility, in each case upon the terms and subject to the conditions set forth or referred to in this commitment letter (the "Commitment Letter"), in the Summary of Terms and Conditions attached hereto as Exhibit A (the "Term Sheet") and in the Fee Letter referred to below. The Initial Lenders shall be relieved of their obligation to provide the Tranche E Facility to the extent that you accept the offers of Lenders other than the Initial Lenders to provide a portion of the Tranche E Facility that the Initial Lenders have offered to commit to provide.

     It is agreed that the Arrangers will act as the sole and exclusive advisors and arrangers, for the Tranche E Facility, and each will, in such capacities, perform the duties and exercise the authority customarily performed and exercised by them in such roles. You agree that no other agents, co-agents or arrangers will be appointed, no other titles will be awarded and no compensation (other than that expressly contemplated by the Term Sheet and the Fee Letter referred to below) will be paid in connection with the Tranche E Facility unless you and we shall so agree.

     We intend to syndicate the Tranche E Facility (including, in our discretion, all or part of the respective commitments hereunder of the Initial Lenders) to a group of financial institutions (together with the Initial Lenders, the "Lenders") identified by us and approved by you. The Arrangers intend to commence syndication efforts promptly upon the execution of this Commitment Letter, and you agree actively to assist the Arrangers in completing a syndication satisfactory to them and to you. Such assistance shall include (a) your using commercially reasonable efforts to ensure that the syndication efforts benefit materially from your existing lending relationships, (b) direct contact between senior management and advisors of the Borrower and the proposed Lenders, (c) assistance in the preparation of a Confidential Information Memorandum and other marketing materials to be used in connection with the syndication and (d) the hosting, with the Arrangers, of one or more meetings of prospective Lenders. As required by Section 7.01(f) of the Credit Agreement, each of the Lenders party to the Credit Agreement will be afforded an opportunity to offer to participate in the commitments to make Tranche E Loans under the Credit Agreement (it being understood that no such Lender, except for the Initial Lenders to

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                                                                      3

the extent of their respective commitments herein, shall be obligated to offer to so participate in such commitments).

     Subject to the requirements of the last sentence of the preceding paragraph, the Arrangers, in consultation with you, will manage all aspects of the syndication, including decisions as to the selection of institutions to be approached and when they will be approached, when their commitments will be accepted, which institutions will participate, the allocations of the commitments among the Lenders and the amount and distribution of fees among the Lenders. To assist the Arrangers in its syndication efforts, you agree promptly to prepare and provide to the Arrangers and the Initial Lenders all information with respect to the Borrower and the transactions contemplated hereby, including all financial information and projections (the "Projections"), as we may reasonably request in connection with the arrangement and syndication of the Tranche E Facility. You hereby represent and covenant that (a) all information other than the Projections (the "Information") that has been or will be made available to any of the Initial Lenders or the Arrangers by you or any of your representatives does not or will not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made and (b) the Projections that have been or will be made available to any of the Initial Lenders or the Arrangers by you or any of your representatives have been or will be prepared in good faith based upon reasonable assumptions. You understand that in arranging and syndicating the Tranche E Facility we may use and rely on the Information and Projections without independent verification thereof. The Arrangers and the Initial Lenders agree that the provisions of Section 10.12 of the Credit Agreement with respect to the confidential treatment of information shall be applicable to the Information and the Projections.

     As consideration for the respective commitments hereunder of the Initial Lenders and the agreements of the Arrangers to perform the services described herein, you agree to pay and to cause the Borrower to pay to each of the Initial Lenders the nonrefundable fees set forth in the Fee Letter dated the date hereof and delivered herewith (the "Fee Letter").

     The commitment hereunder of each of the Initial Lenders and the agreement of each Arranger to perform the services described herein are subject to
(a) there not occurring or becoming known to us any material adverse condition or material adverse change in or affecting the business, operations, property, condition (financial or otherwise) or prospects of the Borrower and its subsidiaries, taken as a whole, (b) our not becoming aware after the date hereof of any information or other matter affecting the Borrower or the transactions contemplated hereby which is inconsistent in a material and adverse manner with any such information or other matter disclosed to us prior to the date hereof,
(c) there not having occurred a material disruption of or material adverse change in financial, banking or capital market conditions that, in our judgment, could materially impair the syndication of the Tranche E Facility, (d) our satisfaction that prior to and during the syndication of the Tranche E Facility there shall be no competing offering, placement or arrangement of any debt securities or bank financing by or on behalf of you, the Borrower or any of your

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                                                                      4

controlled affiliates other than (i) any offering or placement of equity securities by NCI, (ii) any offering, placement or arrangement of any bank or equipment financing by McCaw International, Ltd. or its controlled affiliates, or (iii) any offering, placement or syndication by Motorola or NTFC of loans or interests in loans pursuant to (A) the Vendor Financing Agreement, (B) an increase of the "Tranche A Loans" under and as defined in the Vendor Financing Agreement in an amount equal to $50,000,000, or (C) the junior secured facility under the Vendor Financing Agreement referred to in the Term Sheet in the amount of $200,000,000, (e) the negotiation, execution and delivery on or before August 16, 1997 of definitive documentation with respect to the Tranche E Facility satisfactory to the Initial Lenders and their counsel, (f) the other conditions set forth or referred to in the Term Sheet, (g) the payment when due of the fees or other compensation provided for by the Fee Letter, and (h) the satisfaction of all of the conditions to each Initial Lender's obligations set forth herein or in the Term Sheet. The terms and conditions of the commitments hereunder of the Initial Lenders and of the Tranche E Facility are not limited to those set forth herein and in the Term Sheet. Those matters that are not covered by the provisions hereof and of the Term Sheet are subject to the approval and agreement of the Initial Lenders, the Arrangers and the Borrower.

     You agree (a) to indemnify and hold harmless the Initial Lenders, the
Arrangers,  their  affiliates  and  theirrespective  officers,   directors,
employees, advisors, and agents (each, an "indemnified person") from and against any and all losses, claims, damages, liabilities and related expenses (collectively "Recoveries") to which any such indemnified person may become subject arising out of or in connection with this Commitment Letter, the Tranche E Facility, the use of the proceeds thereof, the transactions contemplated hereby or any related transaction or any claim, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any indemnified person is a party thereto, and to reimburse each indemnified person upon demand for any legal or other expenses incurred in connection with investigating or defending any of the foregoing, provided that the foregoing indemnity will not, as to any indemnified person, apply to Recoveries to the extent (i) they are found by a final, non-appealable judgment of a court to arise from the willful misconduct or gross negligence of such indemnified person or (ii) they arise from a settlement with respect to which you have admitted liability or from an admission of liability on the part of the indemnified party in either case entered into without your prior written consent, which shall not be unreasonably withheld or delayed, and (b) to reimburse the Initial Lenders, the Arrangers and their affiliates on demand for all out-of-pocket expenses (including due diligence expenses, syndication expenses, travel expenses, and reasonable fees, charges and disbursements of counsel) incurred in connection with the Tranche E Facility and any related documentation (including this Commitment Letter, the Term Sheet, the Fee Letter and the definitive financing documentation) or the administration, amendment, modification or waiver thereof. No indemnified person shall be liable for any indirect or consequential damages in connection with its activities related to the Tranche E Facility.

     This Commitment Letter shall not be assignable by you without the prior written consent of each of the Initial Lenders and the Arrangers (and any purported assignment without such consent shall be null and void), is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any

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                                                                      5

rights in favor of, any person other than the parties hereto. This Commitment Letter, including the Term Sheet, may not be amended or waived except by an instrument in writing signed by each of you, the Initial Lenders and the Arrangers. This Commitment Letter may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Commitment Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. This Commitment Letter and the Fee Letter are the only agreements that have been entered into among us with respect to the Tranche E Facility and set forth the entire understanding of the parties with respect thereto. This Commitment Letter shall be governed by, and construed in accordance with, the laws of the State of New York.

     This Commitment Letter is delivered to you on the understanding that neither this Commitment Letter, the Term Sheet or the Fee Letter nor any of their terms or substance shall be disclosed, directly or indirectly, to any other person except (a) to your officers, agents and advisors who are directly involved in the consideration of this matter or (b) as may be compelled in a judicial or administrative proceeding or as otherwise required by law (in which case you agree to inform us promptly thereof), provided, that the foregoing restrictions shall cease to apply (except in respect of the Fee Letter and its terms and substance) after this Commitment Letter has been accepted by you, and the Initial Lenders and the Arrangers hereby consent to NCI's public announcement of the existence of this Commitment Letter in, and the inclusion of a copy of this Commitment Letter and of the related Term Sheet as an exhibit to, reports that NCI is required to file with the Securities and Exchange Commission.

     The compensation, reimbursement, indemnification and confidentiality provisions contained herein and in the Fee Letter shall remain in full force and effect regardless of whether definitive financing documentation shall be executed and delivered and notwithstanding the termination of this Commitment Letter or the respective commitments hereunder of the Initial Lenders hereunder, except, in the case of such compensation and reimbursement provisions only, if such termination is made by the Initial Lenders in violation of the provisions of this Commitment Letter.

     The Initial Lenders and the Arrangers shall have the right to review and approve all public announcements and filings relating to the Tranche E Facility that refer to the Initial Lenders, the other Lenders or the Arrangers before they are made or filed.

     The obligations of the Initial Lenders and the Arrangers hereunder are several and not joint.

     If the foregoing correctly sets forth our agreement, please indicate your acceptance of the terms hereof and of the Term Sheet and the Fee Letter by returning to us executed counterparts hereof and of the Fee Letter, not later than 5:00 p.m., New York City time, on July 16, 1997. The respective commitments of the Initial Lenders and the agreements of the Arrangers herein will expire at such time in the event that the Initial

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                                                                      6

Lenders have not received such executed counterparts in accordance with the immediately preceding sentence.

     The Initial Lenders and the Arrangers are pleased to have been given the opportunity to assist you in connection with this important financing.



                                     Very truly yours,


BARCLAYS BANK PLC                          BZW, the investment banking
                                            division of Barclays
                                            Bank PLC


By:/s/J.K. Downey                          By: /s/J.K. Downey
   Name: J.K. Downey                           Name: J.K. Downey
   Title Associate Director                    Title: Associate Director


THE CHASE MANHATTAN BANK                   CHASE SECURITIES INC.


By:/s/Tracey A. Navin                      By:/s/James R. Kuster
   Name: Tracey A. Navin                       Name: James R. Kuster
   Title: Vice President                       Title: Managing Director


MORGAN GUARANTY TRUST                       J.P. MORGAN SECURITIES INC.
 COMPANY OF NEW YORK


By:/s/Maria D. Kratsios                     By:/s/David A. Nass, Jr.
   Name: Maria D. Kratsios                     Name: David A. Nass, Jr.
   Title: Vice President                       Title: Vice President

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                                                                      7


NATIONSBANK OF TEXAS, N.A.                  NATIONSBANC CAPITAL
                                             MARKETS, INC.


By:/s/Jennifer Zydney                       By:/s/Thomas W. Okel
   Name: Jennifer Zydney                       Name: Thomas W. Okel
   Title: Vice President                       Title: Senior Vice President


THE TORONTO-DOMINION BANK                  TD SECURITIES (USA), INC.


By:/s/M. Bandzierz                         By: /s/M. Bandzierz
   Name: Michael Bandzierz                     Name: Michael Bandzierz
   Title Managing Director                     Title: Managing Director



Accepted and agreed to
as of the date first
written above by:

NEXTEL FINANCE COMPANY


By:/s/Steven M. Shindler
   Name: Steven M. Shindler
   Title: Vice President

                                                                   EXHIBIT A


                             NEXTEL FINANCE COMPANY

                         SUMMARY OF TERMS AND CONDITIONS

                                    July 11, 1997

     Terms defined in the Commitment Letter to which these Summary Terms and Conditions are attached are used herein as defined therein. These Summary Terms and Conditions are intended to set forth the provisions of the Credit Agreement that are to be modified in order to implement the Tranche E Facility contemplated by said Commitment Letter, and are not intended to restate any of the other provisions of the Credit Agreement.



Borrower:                   Nextel Finance Company ("Nextel" or the "Borrower")

Arrangers:                  BZW, the investment banking division of Barclays
                            Bank PLC, Chase Securities Inc., J.P. Morgan
                            Securities Inc., NationsBanc Capital Markets, Inc., and TD Securities (USA), Inc.

Lenders: Syndicate of banks acceptable to the Borrower and the Arrangers.

Tranche E Facility:         A $250,000,000 Senior Secured Single-Draw Term Loan
                            (to be drawn in full not later than August 16, 1997).

Maturity:                   June 30, 2003.

Purpose: For working capital and other general corporate purposes (including capital expenditures) and, at Borrower's option, to repay a portion of the Revolving Credit Loans under the Credit Agreement and the Tranche B Loans, under the Vendor Financing Agreement.

Availability:               The full amount of the Tranche E Facility will be
                            available at closing, subject to compliance with conditions precedent to drawdown.

Closing:                    No later than August 16, 1997.

Repayment:                  The Tranche E Facility shall amortize quarterly
                            beginning in March 31, 2001 as follows:

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                                   -2-

                                                         Annual Repayment
                                 Period                       Amount
                                   2001                          1%
                                   2002                          1%
                                   2003                         98%

                            The final installment (payable on June 30, 2003) will be in an amount equal to 97.75% of the amount of the Tranche E Facility.

Prepayment:                 OPTIONAL

                            Prepayments are permitted without penalty at the option of Nextel, subject to applicable notice provisions. Nextel shall bear any unwinding costs associated with early breakage of LIBOR contracts.

                            MANDATORY Required in a manner consistent with the treatment of Tranche D Term Loans under the Credit Agreement.

Rates of Interest:          At the Borrower's option, any advance under the
                            Tranche E Facility will be available at Base Rate plus 2% or LIBOR plus 3%

                            BASE RATE OPTIONS: Interest shall be at the greater of i) the Administrative Agent's Prime Rate or ii) the Federal Funds Rate plus 1/2 of 1%. Interest shall be payable quarterly in arrears and calculated on basis of a 365/6-day year (360-day year in the event the Base Rate is determined with reference to the Federal Funds Rate).

                            LIBOR OPTION: Interest shall be determined for periods of 1, 2, 3, 6, or 12 months the latter subject to availability. Interest shall be paid at the end of each Interest Period or quarterly in arrears, whichever is earlier, and will be calculated on the basis of a 360 day year. LIBOR shall be adjusted for Regulation D reserve requirements.

Post-Default Interest:      2% over the greater of the Base Rate plus the
                            Applicable Margin or the applicable LIBOR
                            Rate plus the Applicable Margin, upon the occurrence of specified defaults.

Security:                   Equal and ratable with all obligations under the
                            Credit Agreement.

Guarantees:                 Identical to the guarantees of existing obligations
                            under the Credit Agreement

Conditions Precedent
to Drawdown:                Including but not limited to the following:

                            i) Execution and delivery of an Amendment to the Credit Agreement mutually satisfactory to the parties;

                            ii) Favorable legal opinion from counsel for the Borrower and its Subsidiaries;

                            iii) Favorable legal opinion from counsel for the
                                 Arrangers; and

                            iv)  Truth of representations and absence of
                                 defaults.

Representations and
Warranties:                 As presently set forth in the Credit Agreement.

Documentation:              The Credit Agreement will be amended as follows:

                            i) PRO RATA DRAWING REQUIREMENT - Amend Section 5.02(d) of the Credit Agreement to eliminate this requirement.

                            ii) MINIMUM CAPITAL CONTRIBUTION - Section 6.12 of the Credit Agreement will be revised to require cumulative capital contributions as follows:

                                   Date                       Amount

                                   7/31/97                   $  232MM
                                   7/31/98                   $  550MM
                                   12/31/99                  $1,100MM

                             iii) INDEBTEDNESS BASKET - Amend Section 7.01 of the Credit Agreement to increase the permitted Indebtedness basket to include a $200MM junior secured facility that is second in ranking to borrowings pursuant to the Credit Agreement and the Vendor Financing Agreement (the "Second Secured Borrowings") to be provided by Motorola upon terms and conditions satisfactory to the Majority Lenders. It is contemplated that such Majority Lender approval will be sought in conjunction with the approvals of the Lenders of the amendment to the Credit Agreement described herein.

                            iv) ACQUISITION BASKETS - Section 7.04(vii)(A) and 7.04(viii)(A) of the Credit Agreement will be combined into one $275MM basket, with the test period restarted to commence on the date of the Amendment.

                            v) INTERCREDITOR AGREEMENT AMENDMENTS - amend the Intercreditor and Collateral Agency Agreement to establish terms relating to the subordination of Motorola's security interest with respect to the Second Secured Borrowings.

                            vi) OTHER AMENDMENTS - Other miscellaneous amendments including amendments to permit certain intercompany mergers and asset transfers currently subject to restrictions under the Credit Agreement and to designate all Loans and Commitments under the Credit Agreement, as amended, as the "Credit Facility" for purposes of NCI's public note indentures.

General: Nextel shall be responsible for reasonable fees of the Arrangers' counsel in preparation of documentation and for any reasonable out of pocket expenses.

Counsel to the
Arrangers:                  Milbank, Tweed, Hadley & McCloy

Expenses:                   The Borrower shall reimburse the Arrangers for all
                            reasonable out-of-pocket expenses (including reasonable fees and expenses of outside counsel for the Arrangers, including FCC Counsel) incurred by them in the negotiation, syndication and execution of the Tranche E Facility. Such expenses shall be reimbursed by the

                            Borrower upon presentation of a statement of account, regardless of whether the transaction contemplated is actually completed or the loan documents are signed.